UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 20, 2011

FREEPORT-McMoRan COPPER & GOLD INC.
(Exact name of registrant as specified in its charter)

Delaware	001-11307-01	74-2480931
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

333 North Central Avenue
Phoenix, AZ	85004-2189
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (602) 366-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

Freeport-McMoRan Copper & Gold Inc. (FCX) issued a press release dated April 20, 2011, announcing its first-quarter 2011 results and referencing supplementary schedules (see exhibit 99.1) and presented slides on its website that accompanied its April 20, 2011, earnings conference call (see exhibit 99.2).

Item 8.01.  Other Events.

FCX issued a press release dated April 20, 2011, announcing that its Board of Directors has declared a supplemental common stock dividend of $0.50 per share to be paid on June 1, 2011, to shareholders of record as of May 15, 2011 (see exhibit 99.3).

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

The Exhibits included as part of this Current Report are listed in the attached Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEPORT-McMoRan COPPER & GOLD INC.

By: /s/ C. Donald Whitmire, Jr.
----------------------------------------
C. Donald Whitmire, Jr.
Vice President and Controller -
Financial Reporting
(authorized signatory and
Principal Accounting Officer)

Date:  April 20, 2011

Freeport-McMoRan Copper & Gold Inc.
Exhibit Index

Exhibit
Number

99.1	Press release dated April 20, 2011, titled “Freeport-McMoRan Copper & Gold Inc. Reports First-Quarter 2011 Results” and supplementary schedules.

99.2	Slides presented in conjunction with April 20, 2011, FCX first-quarter 2011 earnings conference call conducted via the internet.

99.3	Press release dated April 20, 2011, titled “Freeport-McMoRan Copper & Gold Inc. Declares $0.50 per Share Supplemental Common Stock Dividend.”